Investor Presentation Exhibit 99.3 February 2024

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed a business combination (the “Business Combination”) under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed not to be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities; share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Each of “organic card payment volume growth,” “organic revenue growth,” and “organic gross profit (GP) growth” is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” or “normalized” (such as Normalized Organic GP Growth) is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar descriptions, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

2 Agenda Introduction to REPAY REPAY Investment Highlights REPAY Financial Overview 1 2 3

1 Introduction to REPAY

REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs

AUTO FINANCE PERSONAL FINANCE AR AUTOMATION CREDIT UNIONS HEALTHCARE MORTGAGE ARM AP AUTOMATION Your Industry. Our Expertise. CONSUMER PAYMENTS BUSINESS PAYMENTS

Who We Are A leading, highly-integrated omnichannel payment technology platform modernizing Consumer and Business Payments CAGR is from 2021A–2023A As of 12/31/2023 Free Cash Flow Conversion calculated as 2023A Free Cash Flow / 2023A Adjusted EBITDA. These are non-GAAP measures. See slide 1 for definitions and slides 30 and 31 for additional details 2023 ANNUAL CARD PAYMENT VOLUME HISTORICAL GROSS PROFIT CAGR(1) SOFTWARE INTEGRATIONS(2) $25.7Bn 18% 262 42% FREE CASH FLOW CONVERSION(3)

LONG-TERM GROWTH ORGANIC GROWTH M&A CATALYSTS Deepen presence in existing verticals (e.g. Automotive, B2B, Credit Unions, Revenue Cycle Management, Healthcare) Expand into new verticals/geographies Transformational acquisitions extending broader solution suite Driving Shareholder Value 1) Third-party research and management estimates as of 12/31/2023 Secular trends away from cash and check toward digital payments Transaction growth in key verticals Further penetrate existing clients ~$5.2Tn TAM(1) Creates long runway for growth Deep presence in key verticals creates significant defensibility Highly attractive financial model = +

Our Strong Execution and Momentum TOTAL ADDRESSABLE MARKET ~$535Bn ~$5.2Tn(3) SUPPLIER NETWORK _ ~261,000 # OF ISV INTEGRATIONS 53 262 Delivering Superior Results (4) Fourth Quarter 2023(2) July 2019(1) REVENUE GROSS PROFIT ADJ. EBITDA +16% +18% As of 7/11/2019 (the closing date of the Business Combination) As of 12/31/2023 Third-party research and management estimates Represents CAGR from 2021A-2023A +17%

Driving Value for Shareholders Fast growing, large and underpenetrated market opportunity Deep presence in key verticals drives competitive moat Highly strategic and diverse client base Multiple avenues for long term, durable growth Experienced Board and Management team Highly attractive and profitable financial model Accelerating cash flow generation Strong balance sheet Investment Rationale

2 REPAY Investment Highlights

1 A leading, omnichannel payment technology provider Fast growing and underpenetrated market opportunity Vertically integrated payment technology platform driving frictionless payments experience Experienced board with deep payments expertise Multiple avenues for long-term growth Highly strategic and diverse client base 2 3 4 5 6 Key software integrations enabling unique distribution model Business Strengths and Strategies

1 We are Capitalizing on Large, Underserved Market Opportunities REPAY’s existing verticals represent ~$5.2Tn(1) of projected annual total payment volume END MARKET OPPORTUNITIES Healthcare $185Bn $70Bn $420Bn $500Bn $70Bn $600Bn $1.2Tn $2.2Tn Credit Unions ARM Mortgage Personal Loans Automotive Loans AR Automation AP Automation Future New Verticals Expand New & Existing Software Partnerships Buy Now. Pay Later. Growth Opportunities $25.7Bn REPAY’s 2023 Annual Card Payment Volume 1) Third-party research and management estimates as of 12/31/2023 Business Payments Consumer Payments

1 Key end markets have been underserved by payment technology and service providers Credit cards are not permitted in loan repayment which has resulted in overall low card penetration CLIENTS SERVING REPAY’S MARKETS ARE FACING INCREASING DEMAND FROM CUSTOMERS They want electronic and omnichannel payment solutions LOAN REPAYMENT, B2B, AND HEALTHCARE MARKETS Lagged behind other industry verticals in moving to electronic payments CONSUMER PAYMENTS BUSINESS PAYMENTS B2B payments have traditionally been made via check or ACH (including AP and AR) Shift towards high deductible health plans resulting in growing proportion of consumer payments

Card and Debit Payments Underpenetrated in Our Verticals The Nilson Report. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Third-party research and management estimates. Personal Loans and Mortgage verticals represent debit card only. Across REPAY’s Verticals(2) Card Payment Penetration Across Industries(1) 1 <

REPAY Has Built a Leading Next-Gen Software Platform Proprietary, integrated payment technology platform reduces complexity for a unified commerce experience Pay Anywhere, Any Way, Any Time Businesses and Consumers Clients 2

REPAY Has Built a Leading Next-Gen Software Platform Value Proposition to REPAY’s Clients Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omnichannel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for client Improved regulatory compliance through fewer ACH returns 2 Clients Pay Anywhere, Any Way, Any Time

Value Proposition to REPAY’s Clients’ End Customers Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omnichannel payment methods (e.g., Web, Mobile, IVR, Text) Fewer ancillary charges (e.g., NSF fees) for borrowers through automatic recurring online debit card payments 2 Pay Anywhere, Any Way, Any Time Businesses and Consumers REPAY Has Built a Leading Next-Gen Software Platform

Consumer Payments Offering Omnichannel Capabilities across Modalities 2 Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

Powerful Business Payments Offering 2 One-stop-shop B2B payments solutions provider Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Client Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS

Key Software Integrations Accelerate Distribution REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new client acquisitions Tier 3 (Direct Sales) $5MM+ Monthly Volume Tier 2 (Direct Sales) $1MM – $5MM Monthly Volume Tier 1 (Call Center) <$1MM Monthly Volume Sales Support Team NUMBER OF SOFTWARE INTEGRATION PARTNERS (1) Sales Strategy / Distribution Model 3 42% CAGR Software Integrations Management estimate as of 12/31/2023

Attractive and Diverse Client Base Across Key Verticals REPAY’s platform provides significant value to our clients offering solutions across a variety of industry verticals Healthcare Other ARM B2B Loan Repayment ~20% of card payment volume(2) 4 Management estimate as of 12/31/2023 Management estimate as of 12/31/2023, which includes normalization for political media contributions Percentage of Card Payment Volume (2) One-stop shop B2B payments solutions provider, offering AP automation and AR merchant acquiring solutions Integrations with ~97(1) leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals AP: Media, Healthcare, Home Services & Property Management, Auto, Municipality, and Other AR: Manufacturing, Distribution, and Hospitality BUSINESS PAYMENTS CONSUMER PAYMENTS ~80% Blue chip ISV partnerships with ~165(1) integrations Market leader in several niche verticals, including the following: Personal Finance Auto Finance Credit Unions ARM Healthcare Mortgage Diversified Retail & Other RCS: Best-in-class clearing & settlement solutions for ~30(1) ISOs and owned clients Expansions into adjacent Buy-Now-Pay-Later vertical as well as Canada ~20%

Demonstrated Ability to Acquire and Successfully Integrate Businesses Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services Extend Solution Set via New Capabilities New Vertical Expansion Deepen Presence in Existing Verticals Back-end transaction processing capabilities, which enhance M&A strategy Value-add complex exception processing capabilities Expansion into the Healthcare, Automotive, Receivables Management, B2B Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation, BNPL verticals Accelerates expansion into Automotive, Credit Union and Receivables Management verticals THEME Demonstrated ability to source, acquire, and integrate various targets across different verticals Dedicated team to manage robust M&A pipeline ACQUISITIONS RATIONALE 5 2017 2019 2016 2017 * 2019 * 2020 2020 * * 2020 * 2020 * 2021 2021 * * 2021 * 2021 * 2021 * *Completed since becoming a public company *

Majority of growth within Consumer Payments is derived from further penetration of existing client base. Majority of growth within Business Payments is derived from acquiring new clients. Multiple Levers to Continue to Drive Growth EXPAND USAGE AND INCREASE ADOPTION (1) ACQUIRE NEW CLIENTS IN EXISTING VERTICALS (2) OPERATIONAL EFFICIENCIES FUTURE MARKET EXPANSION OPPORTUNITIES STRATEGIC M&A REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS 5

Richard Thornburgh Senior Advisor, Corsair Bob Hartheimer Senior Advisor, Klaros Group Experienced Board with Deep Payments Expertise John Morris CEO & Co-Founder Shaler Alias President & Co-Founder William Jacobs Former Board Member, Global Payments Board Member, Green Dot Former SVP, Mastercard Peter Kight Chairman, Founder of CheckFree Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Maryann Goebel Former CIO, Fiserv 9-member board of directors comprised of industry veterans and influential leaders in the financial services and payment industries Emnet Rios CFO, Digital Asset 6

3 REPAY Financial Overview

Financial Highlights Low volume attrition and low risk portfolio Differentiated technology platform & ecosystem Deeply integrated with client base Recurring transaction / volume-based revenue 2022 ANNUAL CARD PAYMENT VOLUME $25.7B SOFTWARE INTEGRATIONS(1) 262 FREE CASH FLOW CONVERSION(2) 42% HISTORICAL REVENUE CAGR(3) 16% HISTORICAL GROSS PROFIT CAGR(3) 18% HISTORICAL ADJUSTED EBITDA CAGR(3) 17% REPAY’s Unique Model Translates Into A Highly Attractive Financial Profile As of 12/31/2023 Free Cash Flow Conversion calculated as 2023A Free Cash Flow / 2023A Adjusted EBITDA. These are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures” and see slides 30 and 31 for reconciliations CAGR is from 2021A-2023A

Total Card Payment Volume ($Bn) Revenue ($MM) Significant Volume and Revenue Growth… REPAY has generated strong, consistent volume growth, resulting in ~$25.7Bn in annual card processing volume in 2023 REPAY’s revenue growth has been strong, resulting in 16% CAGR from 2021 to 2023 1.07% 1.09% 1.16% 12% CAGR 16% CAGR Take Rate (1) Take rate represents revenue / card payment volume

Gross Profit ($MM)(1) Adjusted EBITDA ($MM)(2) ...Translating into Accelerating Profitability… Gross margins continue to improve from processing cost savings Highly scalable platform with attractive margins 75% 77% 77% 43% % Margin 45% 43% % Margin Gross profit represents revenue less costs of services These are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures” and see slide 30 for reconciliation 17% CAGR 18% CAGR

Consumer Payments Business Payments …Across Our Segments 15% y/y organic growth (2) Gross Profit Margin 78.8% 78.4% Take Rate 1.23% 1.29% Take rate represents revenue / card payment volume Organic growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 32 for reconciliation Business Payments revenue and gross profits excl. political media is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 32 for reconciliation Gross Profit Margin 71.4% 73.5% Take Rate 0.78% 0.90% (1) (1) 16% y/y organic growth (2) (11% reported growth) (11% reported growth) 3% y/y growth, excl. political media (3) (-11% reported growth) 10% y/y growth, excl. political media (3) (-8% reported growth)

Adjusted EBITDA Reconciliation For the years ended December 31, 2023, 2022 and 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through our acquisitions of TriSource, APS, Ventanex, cPayPlus, CPS, BillingTree, Kontrol and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the loss recognized related to the disposition of BCS. Reflects write-offs of debt issuance costs relating to Term Loans. Reflects realized loss of our interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. For the year ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment and impairment loss related to a trade name write-off of Media Payments. For the year ended December 31, 2022, reflects impairment loss related to trade names write-offs of BillingTree and Kontrol. For the year ended December 31, 2021, reflects impairment loss related to trade names write-offs of TriSource, APS, Ventanex, cPayPlus and CPS. For the year ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the years ended December 31, 2022 and 2021, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of BCS, (ii) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol and Payix and (iii) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS, BillingTree, Kontrol and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings. Reflects costs associated with reorganization of operations, consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the years ended December 31, 2023, 2022 and 2021. Additionally, for the year ended December 31, 2022, reflects one-time severance payments. For the year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the year ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. For the year ended December 31, 2021, reflects one-time payments to certain clients and partners, other payments related to COVID-19, payments made to third-parties in connection with expansion of our personnel, franchise taxes and other non-income based taxes and non-cash rent expense. Beginning in the year ended December 31, 2023, no longer reflects non-cash rent expense. ($MM) 2021A 2022A 2023A Net Loss ($56.0) $8.7 ($117.4)         Interest Expense 3.7 4.2 1.0 Depreciation and Amortization(1) 89.7 107.8 103.9 Income Tax Benefit (30.7) 6.2 (2.1) EBITDA $6.6 $126.9 ($14.6)         Loss on business disposition (2) – – 10.0 Loss on extinguishment of debt(3) 5.9 – – Loss on termination of interest rate hedge(4) 9.1 – – Non-cash change in fair value of contingent consideration(5) 5.8 (3.3) – Non-cash impairment loss(6) 2.2 8.1 75.8 Non-cash change in fair value of assets and liabilities(7) 14.1 (66.9) 7.5 Share-based compensation expense(8) 22.3 20.5 22.2 Transaction expenses(9) 19.3 19.0 8.5 Restructuring and other strategic initiative costs(10) 4.6 7.9 11.9 Other non-recurring charges(11) 3.3 12.3 5.5 Adjusted EBITDA $93.2 $124.5 $126.8

Free Cash Flow Reconciliation Excludes acquisition costs that are capitalized as channel relationships. Primarily consists of (i) during the year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2023 and 2022. For the year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the year ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense. Represents Free Cash Flow / Adjusted EBITDA. ($MM) 2022A 2023A Net Cash provided by Operating Activities $74.2 $103.6 Capital expenditures     Cash paid for property and equipment (3.2) (0.7) Cash paid for intangible assets (33.6) (50.1) Total capital expenditures(1) (36.8) (50.8) Free Cash Flow $37.4 $52.8 Adjusted EBITDA $124.5 $126.8     Free Cash Flow conversion(5) 30% 42%

2023 Growth Reconciliation FY 2023 $MM Consumer Payments Business Payments Total Company Revenue Growth 11% (11%) 6% Growth from Acquisitions / (Divestitures) (4%) n/a (4%) Organic Revenue Growth 15% (11%) 10% Growth from Political Media n/a (14%) (2%) Organic Revenue Growth, excl. political media 15% 3% 12% FY 2023 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 11% (8%) 6% Growth from Acquisitions / (Divestitures) (5%) n/a (4%) Organic Gross Profit Growth 16% (8%) 10% Growth from Political Media n/a (18%) (3%) Organic GP Growth, excl. political media 16% 10% 13%

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